UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 25, 2003



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



               Delaware             001-11331             43-1698480
               Delaware             333-06693             43-1742520
               Delaware             000-50182             43-1698481
               Delaware             000-50183             14-1866671
           ----------------     -----------------     ------------------
           (States or other      Commission file       (I.R.S. Employer
           jurisdictions of          numbers          Identification Nos.)
           incorporation or
            organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


   Exhibit
   Number   Description
   -------  -----------
    99.1    Press release of Ferrellgas Partners, L.P. dated September 25, 2003, reporting its financial results for the fourth quarter and year ended July 31, 2003.


ITEM  9. REGULATION FD DISCLOSURE AND
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On September 25, 2003, Ferrellgas Partners, L.P. issued a press release regarding its financial results for the fourth quarter and year ended July 31, 2003. A copy of this earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference and Materiality

The information, including the exhibit attached hereto, in this Current Report on Form 8-K is being furnished to the SEC and is not to be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, the information in this Current Report is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

The furnishing of the information set forth in this Current Report is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or
Ferrellgas Finance Corp. as to the materiality or completeness of such information.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FERRELLGAS PARTNERS, L.P.

                                        By Ferrellgas, Inc. (General Partner)


Date: September 25, 2003                By     /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)



                                        FERRELLGAS PARTNERS FINANCE CORP.

Date: September 25, 2003                By     /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)



                                        FERRELLGAS, L.P.

                                        By Ferrellgas, Inc. (General Partner)


Date: September 25, 2003                By     /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)



                                        FERRELLGAS FINANCE CORP.

Date: September 25, 2003                By     /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)